Exhibit 24
POWER OF ATTORNEY

    I, the undersigned Director or Officer of Rockwell Automation, Inc., a Delaware corporation (the Company), hereby appoint CHRISTIAN E. ROTHE AND REBECCA W. HOUSE, each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below,

1.the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and any amendments thereto; and

2.any and all amendments (including supplements and post-effective amendments) to

a)the Registration Statement on Form S-8 registering securities to be sold under the Company’s 2020 Long-Term Incentives Plan (Registration Nos. 333-236277);

b)the Registration Statement on Form S-8 registering securities to be sold under the Company’s 2012 Long-Term Incentives Plan (Registration Nos. 333-180557 and 333-209706);

c)the Registration Statements on Form S-8 registering securities to be sold under the Company’s 2008 Long-Term Incentives Plan (Registration Nos. 333-150019 and 333-165727);

d)the Registration Statement on Form S-8 registering securities to be sold under the Company’s 1165(e) Plan (Registration Nos. 333-234642, 333-157203 and 333-205022);

e)the Registration Statements on Form S-8 registering securities to be sold under the Company’s Retirement Savings Plan (Registration Nos. 333-184400 and 333-149581); and

f)the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s 2003 Directors Stock Plan (Registration No. 333-101780).

Signature	Title	Date

/s/ Blake D. Moret	Chairman of the Board, President and Chief Executive Officer (principal executive officer)	October 30, 2025
Blake D. Moret

/s/ William P. Gipson	Director	October 30, 2025
William P. Gipson

/s/ Alice L. Jolla	Director	October 30, 2025
Alice L. Jolla

/s/ James P. Keane	Director	October 30, 2025
James P. Keane

/s/ Timothy M. Knavish	Director	October 30, 2025
Timothy M. Knavish

/s/ Pam Murphy	Director	October 30, 2025
Pam Murphy

/s/ Donald R. Parfet	Director	October 30, 2025
Donald R. Parfet

/s/ Lisa A. Payne	Director	October 30, 2025
Lisa A. Payne

/s/ Thomas W. Rosamilia	Director	October 30, 2025
Thomas W. Rosamilia

/s/ Robert W. Soderbery	Director	October 30, 2025
Robert W. Soderbery

/s/ Patricia A. Watson	Director	October 30, 2025
Patricia A. Watson

/s/ Christian E. Rothe	Senior Vice President and Chief Financial Officer (principal financial officer)	October 30, 2025
Christian E. Rothe

/s/ Rebecca W. House	Senior Vice President, Chief People and Legal Officer and Secretary	October 30, 2025
Rebecca W. House

/s/ Terry L. Riesterer	Vice President and Controller (principal accounting officer)	October 30, 2025
Terry L. Riesterer